UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2010

Date of reporting period: January 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Growth Fund

January 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 16, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund’s Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser’s growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored—for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. The Fund normally invests in approximately 80-120 companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index for the six- and 12-month periods ended January 31, 2010.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended January 31, 2010. Stock selection was positive before expenses during the period; the strongest stock selection fell within the infrastructure, energy and consumer sectors. Stock selection within the technology and financial sectors, however, detracted from returns. Sector selection during the six-month period was neutral to returns while the Fund’s small cash position during a period of strong absolute returns muted performance.

The Fund’s Class A shares without sales charges underperformed the benchmark for the 12-month period ended January 31, 2010. For the 12-month period, some of the strongest returns came from technology stocks. As a result, the Fund’s overweight in technology was positive, but it was offset by weak stock selection within the sector, impacting relative returns. Performance benefited from strong stock selection within the energy and infrastructure sectors, as these more cyclically oriented areas performed well. This was offset to some degree by the Fund’s sector exposure to the health care and financial sectors, areas that did not perform as well in 2009 as investors favored stocks perceived to benefit more

ALLIANCEBERNSTEIN GROWTH FUND •	1

directly from improving economic prospects. Also, given the strong absolute returns over the 12-month period, the small cash holdings served to dampen returns.

Market Review and Investment Strategy

2009 was a transitional year for capital markets, as investors worked to assess the timing and pace of economic recovery. Market sentiment also fluctuated wildly as investors flipped from fleeing risk at any price to embracing stocks previously considered high-risk, regardless of fundamental quality. Although 2009 started with a continuation of the negative tone that was pervasive throughout most of 2008, stocks rallied sharply post March 2009 lows to finish with solid absolute gains. Consistent with prior periods marked by early-recovery rallies, more speculative, lower-quality stocks—not the focus of the Group’s stock selection process—were the past year’s strongest performers.

Throughout the 12-month period, the US Growth Portfolio Oversight Group’s (the “Group’s”) focus on the Fund’s bottom-up stock selection consistently emphasized investments in companies positioned to positively surprise current market expectations.

Compared to prior periods of recovery from recession, revisions to earnings estimates are likely still early in their recovery. The strong returns of the past year were spurred by investors moving beyond fears of financial collapse to recovery, and history suggests investors’ focus may now be on profitability and growth prospects, favoring companies that are able to demonstrate strong and sustainable fundamental performance.

Throughout the 12-month period ended January 31, 2010, the Group’s research identified strong growth opportunities across sectors, and it continues to do so today. While incremental investments continue to move into companies whose earnings prospects should benefit most from a continued improvement in economic activity, importantly, this is not a top-down decision but rather a function of the Group’s bottom-up stock selection process. Despite the market’s fluctuations, the Group has maintained its style discipline, building a diversified portfolio of stocks it believes will demonstrate better growth prospects with stronger positive earnings revisions that the market will ultimately reward for their underlying performance.

2	• ALLIANCEBERNSTEIN GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. The Fund can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency-denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Growth Fund*
Class A	9.30%	32.82%

Class B**	8.85%	31.75%

Class C	8.92%	31.87%

Advisor Class†	9.47%	33.24%

Class R†	9.29%	32.81%

Class K†	9.45%	33.22%

Class I†	9.64%	33.60%

Russell 1000 Growth Index	9.85%	37.85%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.11% and 0.63% for the six- and 12-month periods ended January 31, 2010, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	32.82%	27.19%
5 Years	-1.35%	-2.20%
10 Years	-4.46%	-4.87%

Class B Shares
1 Year	31.75%	27.75%
5 Years	-2.12%	-2.12%
10 Years(a)	-5.03%	-5.03%

Class C Shares
1 Year	31.87%	30.87%
5 Years	-2.06%	-2.06%
10 Years	-5.15%	-5.15%

Advisor Class Shares†
1 Year	33.24%	33.24%
5 Years	-1.05%	-1.05%
10 Years	-4.17%	-4.17%

Class R Shares†
1 Year	32.81%	32.81%
Since Inception*	-1.69%	-1.69%

Class K Shares†
1 Year	33.22%	33.22%
Since Inception*	-1.40%	-1.40%

Class I Shares†
1 Year	33.60%	33.60%
Since Inception*	-1.08%	-1.08%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.57%, 2.41%, 2.31%, 1.27%, 1.56%, 1.26% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	29.28%
5 Years	-2.03%
10 Years	-4.74%

Class B Shares
1 Year	29.98%
5 Years	-1.94%
10 Years(a)	-4.90%

Class C Shares
1 Year	33.08%
5 Years	-1.88%
10 Years	-5.01%

Advisor Class Shares†
1 Year	35.44%
5 Years	-0.87%
10 Years	-4.04%

Class R Shares†
1 Year	35.08%
Since Inception*	-0.71%

Class K Shares†
1 Year	35.45%
Since Inception*	-0.42%

Class I Shares†
1 Year	35.88%
Since Inception*	-0.10%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2009		Ending Account Value January 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,093.04	$1,017.39	$8.18	$7.88
Class B	$1,000	$1,000	$1,088.52	$1,013.26	$12.48	$12.03
Class C	$1,000	$1,000	$1,089.16	$1,013.66	$12.06	$11.62
Advisor Class	$1,000	$1,000	$1,094.71	$1,018.90	$6.60	$6.36
Class R	$1,000	$1,000	$1,092.87	$1,017.24	$8.33	$8.03
Class K	$1,000	$1,000	$1,094.54	$1,018.80	$6.70	$6.46
Class I	$1,000	$1,000	$1,096.37	$1,021.07	$4.33	$4.18
*	Expenses are equal to the classes’ annualized expense ratios of 1.55%, 2.37%, 2.29%, 1.25%, 1.58%, 1.27% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $630.3

TEN LARGEST HOLDINGS**

January 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$31,277,136	5.0%
Cisco Systems, Inc.	21,845,334	3.5
Microsoft Corp.	19,596,372	3.1
Hewlett-Packard Co.	18,187,848	2.9
Oracle Corp.	17,195,842	2.7
Procter & Gamble Co. (The)	16,292,285	2.6
Amgen, Inc.	16,023,520	2.5
Google, Inc. – Class A	15,406,122	2.4
Gilead Sciences, Inc.	14,627,258	2.3
Baxter International, Inc.	13,752,492	2.2
	$184,204,209	29.2%

*	All data are as of January 31, 2010. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Information Technology – 32.9%
Communications Equipment – 4.5%
Cisco Systems, Inc.(a)	972,200	$21,845,334
QUALCOMM, Inc.	104,300	4,087,517
Research In Motion Ltd.(a)	37,800	2,379,888

		28,312,739

Computers & Peripherals – 11.4%
Apple, Inc.(a)	162,800	31,277,136
Dell, Inc.(a)	527,800	6,808,620
EMC Corp.(a)	472,300	7,873,241
Hewlett-Packard Co.	386,400	18,187,848
NetApp, Inc.(a)	262,800	7,655,364

		71,802,209

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	14,300	569,712

Internet Software & Services – 3.5%
Google, Inc. – Class A(a)	29,100	15,406,122
Yahoo!, Inc.(a)	459,800	6,901,598

		22,307,720

IT Services – 1.8%
Visa, Inc. – Class A	82,500	6,767,475
The Western Union Co. – Class W	250,000	4,635,000

		11,402,475

Semiconductors & Semiconductor Equipment – 4.0%
Broadcom Corp. – Class A(a)	204,700	5,469,584
Intel Corp.	624,900	12,123,060
KLA-Tencor Corp.	163,900	4,621,980
Lam Research Corp.(a)	93,300	3,079,833

		25,294,457

Software – 7.6%
Adobe Systems, Inc.(a)	175,300	5,662,190
Microsoft Corp.	695,400	19,596,372
Oracle Corp.	745,700	17,195,842
VMware, Inc. – Class A(a)	119,300	5,417,413

		47,871,817

		207,561,129

Health Care – 19.7%
Biotechnology – 7.0%
Amgen, Inc.(a)	274,000	16,023,520
Amylin Pharmaceuticals, Inc.(a)	173,900	3,126,722
Celgene Corp.(a)	107,740	6,117,477
Gilead Sciences, Inc.(a)	303,030	14,627,258
Vertex Pharmaceuticals, Inc.(a)	113,800	4,369,920

		44,264,897

ALLIANCEBERNSTEIN GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	25,300	$3,939,463
Baxter International, Inc.	238,800	13,752,492
Covidien PLC	105,300	5,323,968

		23,015,923

Health Care Providers & Services – 2.6%
Medco Health Solutions, Inc.(a)	193,680	11,907,447
WellPoint, Inc.(a)	66,000	4,205,520

		16,112,967

Life Sciences Tools & Services – 0.4%
Qiagen NV(a)	115,400	2,511,104

Pharmaceuticals – 6.1%
Abbott Laboratories	209,800	11,106,812
Merck & Co., Inc.	332,455	12,693,132
Pfizer, Inc.	407,400	7,602,084
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	122,950	6,973,724

		38,375,752

		124,280,643

Consumer Discretionary – 12.1%
Auto Components – 0.6%
Johnson Controls, Inc.	122,600	3,411,958

Hotels, Restaurants & Leisure – 0.9%
Starbucks Corp.(a)	260,800	5,682,832

Internet & Catalog Retail – 0.8%
Amazon.Com, Inc.(a)	37,500	4,702,875

Media – 2.8%
Comcast Corp. – Class A	373,600	5,914,088
Time Warner, Inc.	109,900	3,016,755
Viacom, Inc. – Class B(a)	190,400	5,548,256
The Walt Disney Co.	111,200	3,285,960

		17,765,059

Multiline Retail – 3.3%
Dollar General Corp.(a)	262,000	6,154,380
Kohl’s Corp.(a)	113,100	5,696,847
Target Corp.	177,500	9,100,425

		20,951,652

Specialty Retail – 2.6%
American Eagle Outfitters, Inc.	334,000	5,307,260
Bed Bath & Beyond, Inc.(a)	172,700	6,683,490
Lowe’s Cos, Inc.	215,100	4,656,915

		16,647,665

10	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.1%
Nike, Inc. – Class B	81,700	$5,208,375
Polo Ralph Lauren Corp. – Class A	24,000	1,968,000

		7,176,375

		76,338,416

Industrials – 11.2%
Aerospace & Defense – 1.6%
United Technologies Corp.	148,100	9,993,788

Air Freight & Logistics – 2.2%
FedEx Corp.	83,300	6,526,555
United Parcel Service, Inc. – Class B	124,900	7,215,473

		13,742,028

Airlines – 0.7%
Continental Airlines, Inc. – Class B(a)	259,000	4,763,010

Construction & Engineering – 0.9%
Fluor Corp.	121,580	5,512,437

Electrical Equipment – 1.0%
Cooper Industries Ltd. – Class A	144,400	6,194,760

Machinery – 3.8%
Danaher Corp.	98,070	6,997,295
Deere & Co.	102,600	5,124,870
Dover Corp.	110,900	4,755,392
Illinois Tool Works, Inc.	93,900	4,093,101
Ingersoll-Rand PLC	104,200	3,382,332

		24,352,990

Road & Rail – 1.0%
Union Pacific Corp.	103,800	6,279,900

		70,838,913

Consumer Staples – 10.9%
Beverages – 1.7%
Pepsico, Inc.	178,900	10,666,018

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	140,900	8,091,887
Wal-Mart Stores, Inc.	186,000	9,937,980

		18,029,867

Food Products – 1.0%
Bunge Ltd.	62,400	3,668,496
General Mills, Inc.	34,340	2,448,785

		6,117,281

Household Products – 2.9%
Kimberly-Clark Corp.	31,300	1,858,907
Procter & Gamble Co.	264,700	16,292,285

		18,151,192

ALLIANCEBERNSTEIN GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 1.1%
Avon Products, Inc.	111,200	$3,351,568
The Estee Lauder Cos., Inc. – Class A	67,900	3,566,108

		6,917,676

Tobacco – 1.4%
Philip Morris International, Inc.	195,200	8,883,552

		68,765,586

Energy – 6.9%
Energy Equipment & Services – 2.6%
Cameron International Corp.(a)	131,960	4,969,613
Nabors Industries Ltd.(a)	118,700	2,647,010
National Oilwell Varco, Inc.	39,360	1,609,824
Schlumberger Ltd.	108,560	6,889,218

		16,115,665

Oil, Gas & Consumable Fuels – 4.3%
Cobalt International Energy(a)	249,700	3,043,843
Exxon Mobil Corp.	36,500	2,351,695
Noble Energy, Inc.	129,800	9,597,412
Petroleo Brasileiro SA (Sponsored ADR)	114,180	4,632,283
Petroleum Development Corp(a)	19,000	398,240
Suncor Energy, Inc. (New York)	220,500	6,978,825

		27,002,298

		43,117,963

Financials – 4.5%
Capital Markets – 1.2%
The Blackstone Group LP	173,600	2,105,768
Franklin Resources, Inc.	37,400	3,703,722
The Goldman Sachs Group, Inc.	10,300	1,531,816

		7,341,306

Commercial Banks – 0.9%
Wells Fargo & Co.	209,100	5,944,713

Diversified Financial Services – 1.2%
Bank of America Corp.	129,000	1,958,220
CME Group, Inc. – Class A	8,981	2,575,930
JP Morgan Chase & Co.	77,140	3,003,832

		7,537,982

Insurance – 1.2%
Aflac, Inc.	75,500	3,656,465
Axis Capital Holdings Ltd.	45,100	1,298,880
Principal Financial Group, Inc.	121,100	2,791,355

		7,746,700

		28,570,701

Materials – 0.9%
Chemicals – 0.3%
Air Products & Chemicals, Inc.	26,600	2,020,536

12	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	49,500	$3,301,155

		5,321,691

Telecommunication Services – 0.6%
Wireless Telecommunication Services – 0.6%
American Tower Corp. – Class A(a)	80,900	3,434,205

Total Common Stocks (cost $545,332,291)		628,229,247

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $2,797,281)	2,797,281	2,797,281

Total Investments – 100.1% (cost $548,129,572)		631,026,528
Other assets less liabilities – (0.1)%		(694,734)

Net Assets – 100.0%		$630,331,794

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $545,332,291)	$628,229,247
Affiliated issuers (cost $2,797,281)	2,797,281
Receivable for investment securities sold	3,180,402
Receivable for shares of beneficial interest sold	1,356,102
Dividends receivable	484,632

Total assets	636,047,664

Liabilities
Payable for shares of beneficial interest redeemed	2,915,932
Payable for investment securities purchased	1,783,892
Advisory fee payable	426,924
Distribution fee payable	240,914
Transfer Agent fee payable	155,891
Accrued expenses	192,317

Total liabilities	5,715,870

Net Assets	$630,331,794

Composition of Net Assets
Shares of beneficial interest, at par	$226
Additional paid-in capital	1,717,000,212
Accumulated net investment loss	(1,042,010)
Accumulated net realized loss on investment and foreign currency transactions	(1,168,523,590)
Net unrealized appreciation on investments	82,896,956

$630,331,794

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$505,945,954	16,692,008	$30.31	*

B	$49,065,819	2,417,988	$20.29

C	$64,314,643	3,152,607	$20.40

Advisor	$8,507,837	268,620	$31.67

R	$994,218	32,874	$30.24

K	$1,493,795	48,692	$30.68

I	$9,528	305.69	$31.17

*	The maximum offering price per share for Class A shares was $31.66 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,200)	$4,553,056
Affiliated issuers	1,549	$4,554,605

Expenses
Advisory fee (see Note B)	2,484,602
Distribution fee—Class A	791,741
Distribution fee—Class B	276,626
Distribution fee—Class C	333,758
Distribution fee—Class R	2,478
Distribution fee—Class K	1,822
Transfer agency—Class A	1,072,644
Transfer agency—Class B	145,342
Transfer agency—Class C	146,757
Transfer agency—Advisor Class	20,610
Transfer agency—Class R	1,166
Transfer agency—Class K	1,289
Transfer agency—Class I	76
Printing	112,448
Custodian	67,536
Registration fees	51,120
Trustees’ fees	25,784
Legal	23,920
Audit	20,728
Miscellaneous	15,513

Total expenses		5,595,960

Net investment loss		(1,041,355)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		54,034,113
Foreign currency transactions		54

Net change in unrealized appreciation/depreciation of investments		4,339,089

Net gain on investment and foreign currency transactions		58,373,256

Net Increase in Net Assets from Operations		$57,331,901

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,041,355)	$(331,059)
Net realized gain (loss) on investment and foreign currency transactions	54,034,167	(159,883,541)
Net change in unrealized appreciation/depreciation of investments	4,339,089	(71,075,109)

Net increase (decrease) in net assets from operations	57,331,901	(231,289,709)
Transactions in Shares of Beneficial Interest
Net decrease	(53,372,116)	(111,192,617)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	415,163	54,176

Total increase (decrease)	4,374,948	(342,428,150)
Net Assets
Beginning of period	625,956,846	968,384,996

End of period (including accumulated net investment loss of ($1,042,010) and ($655), respectively)	$630,331,794	$625,956,846

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the “Fund”), a series of The AllianceBernstein Portfolios (the “Trust”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN GROWTH FUND •	17

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$628,229,247	$—	$—	$628,229,247
Short-Term Investments	2,797,281	—	—	2,797,281

Total Investments in Securities	631,026,528	—	—	631,026,528
Other Financial Instruments*	—	—	—	—

Total	$631,026,528	$—	$—	$631,026,528

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN GROWTH FUND •	19

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

20	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $908,838 for the six months ended January 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,279 from the sale of Class A shares and received $2,443, $16,153 and $737 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2010 is as follows:

Market Value July 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2010 (000)	Dividend Income (000)
$ 2,014	$73,324	$72,541	$2,797	$2

Brokerage commissions paid on investment transactions for the six months ended January 31, 2010 amounted to $580,337, of which $4,248 and $0,

ALLIANCEBERNSTEIN GROWTH FUND •	21

Notes to Financial Statements

respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund’s average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$400,156,926		$452,110,728
U.S. government securities	– 0	–	– 0	–

22	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$94,857,235
Gross unrealized depreciation	(11,960,279)

Net unrealized appreciation	$82,896,956

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN GROWTH FUND •	23

Notes to Financial Statements

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2010, the Fund had no transactions in written options.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009

Class A
Shares sold	187,858	578,628	$5,688,346	$14,663,561

Shares converted from Class B	247,381	820,473	7,443,744	21,232,734

Shares redeemed	(1,570,968)	(3,834,168)	(47,751,741)	(98,403,973)

Net decrease	(1,135,729)	(2,435,067)	$(34,619,651)	$(62,507,678)

Class B
Shares sold	79,407	249,023	$1,615,747	$4,279,997

Shares converted to Class A	(368,868)	(1,215,663)	(7,443,744)	(21,232,734)

Shares redeemed	(221,586)	(803,366)	(4,501,444)	(14,004,260)

Net decrease	(511,047)	(1,770,006)	$(10,329,441)	$(30,956,997)

Class C
Shares sold	129,840	163,487	$2,668,321	$2,837,773

Shares redeemed	(290,442)	(848,800)	(5,963,482)	(14,788,190)

Net decrease	(160,602)	(685,313)	$(3,295,161)	$(11,950,417)

Advisor Class
Shares sold	14,552	135,066	$468,712	$3,523,003

Shares redeemed	(96,020)	(449,686)	(3,109,197)	(11,516,062)

Net decrease	(81,468)	(314,620)	$(2,640,485)	$(7,993,059)

Class R
Shares sold	5,808	13,217	$172,800	$332,241

Shares redeemed	(9,090)	(7,629)	(262,862)	(200,637)

Net increase (decrease)	(3,282)	5,588	$(90,062)	$131,604

Class K
Shares sold	4,048	34,033	$122,561	$949,119

Shares redeemed	(247)	(32,538)	(7,742)	(934,400)

Net increase	3,801	1,495	$114,819	$14,719

Class I
Shares sold	1	88,157	$21	$2,083,619

Shares redeemed	(87,594)	(581)	(2,512,156)	(14,408)

Net increase (decrease)	(87,593)	87,576	$(2,512,135)	$2,069,211

For the six months ended January 31, 2010 and the year ended July 31, 2009, the Fund received $415,163 and $54,176, respectively, related to a third-party’s

ALLIANCEBERNSTEIN GROWTH FUND •	25

Notes to Financial Statements

settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included

26	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2010.

NOTE H

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2010 will be determined at the end of the current fiscal year. As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,205,900,582	)(a)
Unrealized appreciation/(depreciation)	61,900,035	(b)

Total accumulated earnings/(deficit)	$(1,144,000,547)

(a)

On July 31, 2009, the Fund had a net capital loss carryforward of $1,148,795,943 of which $858,054,199 expires in the year 2010, $201,753,144 which expires in the year 2011, and $88,988,600 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2009, the Fund deferred to August 1, 2009, post-October currency losses of $657 and post-October capital losses of $57,103,982.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and partnership interests.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect

ALLIANCEBERNSTEIN GROWTH FUND •	27

Notes to Financial Statements

to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 27.73		$ 35.95	$ 39.45		$ 32.93		$ 35.67		$ 29.05

Income From Investment Operations
Net investment income (loss)(a)	(.03)		.03	(.27)		(.22)		(.36)		(.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.61		(8.25)	(3.23)		6.74		(2.38)		6.94

Net increase (decrease) in net asset value from operations	2.58		(8.22)	(3.50)		6.52		(2.74)		6.62

Net asset value, end of period	$ 30.31		$ 27.73	$ 35.95		$ 39.45		$ 32.93		$ 35.67

Total Return
Total investment return based on net asset value(b)	9.30	%*	(22.87)%*	(8.87	)%*	19.80%		(7.68)%		22.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$505,946		$494,401	$728,505		$901,431		$933,449		$1,081,725
Ratio to average net assets of:
Expenses	1.55	%(c)	1.57%	1.37	%(d)	1.45	%(d)	1.53	%(d)(e)	1.49%
Net investment income (loss)	(.18	)%(c)	.11%	(.69)%		(.60)%		(.98	)%(e)	(1.02)%
Portfolio turnover rate	62%		189%	100%		50%		58%		41%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 18.64		$ 24.37	$ 26.95		$ 22.67		$ 24.74		$ 20.31

Income From Investment Operations
Net investment loss(a)	(.10)		(.14)	(.39)		(.36)		(.45)		(.39)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75		(5.59)	(2.19)		4.64		(1.62)		4.82

Net increase (decrease) in net asset value from operations	1.65		(5.73)	(2.58)		4.28		(2.07)		4.43

Net asset value, end of period	$ 20.29		$ 18.64	$ 24.37		$ 26.95		$ 22.67		$ 24.74

Total Return
Total investment return based on net asset value(b)	8.85	%*	(23.51)%*	(9.57	)%*	18.88%		(8.37)%		21.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,066		$54,600	$114,510		$213,343		$322,044		$570,462
Ratio to average net assets of:
Expenses	2.37	%(c)	2.41%	2.16	%(d)	2.23	%(d)	2.30	%(d)(e)	2.24%
Net investment loss	(.99	)%(c)	(.78)%	(1.48)%		(1.40)%		(1.77	)%(e)	(1.77)%
Portfolio turnover rate	62%		189%	100%		50%		58%		41%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 18.73		$ 24.47	$ 27.04		$ 22.73		$ 24.80		$ 20.35

Income From Investment Operations
Net investment loss(a)	(.09)		(.11)	(.37)		(.34)		(.43)		(.38)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.76		(5.63)	(2.20)		4.65		(1.64)		4.83

Net increase (decrease) in net asset value from operations	1.67		(5.74)	(2.57)		4.31		(2.07)		4.45

Net asset value, end of period	$ 20.40		$ 18.73	$ 24.47		$ 27.04		$ 22.73		$ 24.80

Total Return
Total investment return based on net asset value(b)	8.92	%*	(23.46)%*	(9.51	)%*	18.96%		(8.35)%		21.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,315		$62,069	$97,833		$129,392		$151,937		$200,381
Ratio to average net assets of:
Expenses	2.29	%(c)	2.31%	2.10	%(d)	2.17	%(d)	2.25	%(d)(e)	2.20%
Net investment loss	(.91	)%(c)	(.64)%	(1.42)%		(1.33)%		(1.71	)%(e)	(1.73)%
Portfolio turnover rate	62%		189%	100%		50%		58%		41%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009	2008		2007		2006		2005

Net asset value, beginning of period	$ 28.93		$ 37.39	$ 40.90		$ 34.04		$ 36.76		$ 29.85

Income From Investment Operations
Net investment income (loss)(a)	.02		.08	(.16)		(.11)		(.24)		(.23)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.72		(8.54)	(3.35)		6.97		(2.48)		7.14

Net increase (decrease) in net asset value from operations	2.74		(8.46)	(3.51)		6.86		(2.72)		6.91

Net asset value, end of period	$ 31.67		$ 28.93	$ 37.39		$ 40.90		$ 34.04		$ 36.76

Total Return
Total investment return based on net asset value(b)	9.47	%*	(22.63)%*	(8.58	)%*	20.15%		(7.40)%		23.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,508		$10,129	$24,857		$56,510		$49,951		$36,167
Ratio to average net assets of:
Expenses	1.25	%(c)	1.27%	1.07	%(d)	1.14	%(d)	1.20	%(d)(e)	1.19%
Net investment income (loss)	.14	%(c)	.30%	(.39)%		(.30)%		(.63	)%(e)	(.72)%
Portfolio turnover rate	62%		189%	100%		50%		58%		41%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,						March 1, 2005(f) to July 31, 2005
			2009	2008	2007		2006

Net asset value, beginning of period	$ 27.67		$ 35.87	$ 39.40	$ 32.95		$ 35.69		$ 32.88

Income From Investment Operations
Net investment income (loss)(a)	(.03)		.04	(.32)	(.31)		(.36)		(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.60		(8.24)	(3.21)	6.76		(2.38)		2.92

Net increase (decrease) in net asset value from operations	2.57		(8.20)	(3.53)	6.45		(2.74)		2.81

Net asset value, end of period	$ 30.24		$ 27.67	$ 35.87	$ 39.40		$ 32.95		$ 35.69

Total Return
Total investment return based on net asset value(b)	9.29	%*	(22.86)%*	(8.96)%*	19.58%		(7.68)%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$994		$1,001	$1,097	$2,126		$11		$32
Ratio to average net assets of:
Expenses	1.58	%(c)	1.56%	1.48%	1.60	%(d)	1.50	%(d)(e)	1.41	%(c)
Net investment income (loss)	(.21	)%(c)	.16%	(.81)%	(.76)%		(.94	)%(e)	(.89	)%(c)
Portfolio turnover rate	62%		189%	100%	50%		58%		41%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,						March 1, 2005(f) to July 31, 2005
			2009	2008	2007		2006

Net asset value, beginning of period	$ 28.03		$ 36.21	$ 39.64	$ 33.04		$ 35.72		$ 32.88

Income From Investment Operations
Net investment income (loss)(a)	.01		.08	(.20)	(.14)		(.23)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.64		(8.26)	(3.23)	6.74		(2.45)		2.92

Net increase (decrease) in net asset value from operations	2.65		(8.18)	(3.43)	6.60		(2.68)		2.84

Net asset value, end of period	$ 30.68		$ 28.03	$ 36.21	$ 39.64		$ 33.04		$ 35.72

Total Return
Total investment return based on net asset value(b)	9.45	%*	(22.59)%*	(8.65)%*	19.97%		(7.50)%		8.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,494		$1,258	$1,571	$582		$287		$11
Ratio to average net assets of:
Expenses	1.27	%(c)	1.26%	1.16%	1.28	%(d)	1.30	%(d)(e)	1.09	%(c)
Net investment income (loss)	.09	%(c)	.29%	(.54)%	(.38)%		(.72	)%(e)	(.62	)%(c)
Portfolio turnover rate	62%		189%	100%	50%		58%		41%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,						March 1, 2005(f) to July 31, 2005
			2009	2008	2007		2006

Net asset value, beginning of period	$ 28.43		$ 36.61	$ 39.97	$ 33.18		$ 35.76		$ 32.88

Income From Investment Operations
Net investment income (loss)(a)	.02		.34	(.08)	(.05)		(.17)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.72		(8.52)	(3.28)	6.84		(2.41)		2.93

Net increase (decrease) in net asset value from operations	2.74		(8.18)	(3.36)	6.79		(2.58)		2.88

Net asset value, end of period	$ 31.17		$ 28.43	$ 36.61	$ 39.97		$ 33.18		$ 35.76

Total Return
Total investment return based on net asset value(b)	9.64	%*	(22.34)%*	(8.41)%*	20.47%		(7.22)%		8.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$2,499	$12	$14		$10		$11
Ratio to average net assets of:
Expenses	.82	%(c)	.97%	.89%	.93	%(d)	1.02	%(d)(e)	.86	%(c)
Net investment income (loss)	.33	%(c)	1.37%	(.21)%	(.12)%		(.47	)%(e)	(.39	)%(c)
Portfolio turnover rate	62%		189%	100%	50%		58%		41%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GROWTH FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.36%	1.42%	1.52%
Class B	2.15%	2.20%	2.29%
Class C	2.09%	2.14%	2.24%
Advisor Class	1.06%	1.11%	1.19%
Class R	—	1.57%	1.49%
Class K	—	1.25%	1.29%
Class I	—	.90%	1.01%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2010 and years ended July 31, 2009 and July 31, 2008 by 0.11%, 0.55% and 0.03%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief	Lisa A. Shalett(2), Vice President
Executive Officer	Vadim Zlotnikov(2), Vice President
Philip L. Kirstein,	Emilie D. Wrapp, Clerk
Senior Vice President and Independent	Joseph J. Mantineo, Treasurer and
Compliance Officer	Chief Financial Officer
William D. Baird(2), Vice President	Phyllis J. Clarke, Controller
Frank V. Caruso(2), Vice President

Custodian and Accounting Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154
Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s U.S. Growth Portfolio Oversight Group. Ms. Shalett and Messrs. Baird, Caruso and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GROWTH FUND •	37

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Growth Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

38	• ALLIANCEBERNSTEIN GROWTH FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$499.2	Growth Fund

Set forth below are the Fund’s total expense ratios, for the most recent semi-annual period:4

Fund	Total Expense Ratio (as of 01/31/09)[5]		Fiscal Year End
Growth Fund	Advisor	1.29%	July 31
	Class A	1.60%
	Class B	2.43%
	Class C	2.34%
	Class R	1.57%
	Class K	1.27%
	Class I	2.09%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

ALLIANCEBERNSTEIN GROWTH FUND •	39

requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Growth Fund	$499.2	U.S. Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.315%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

40	• ALLIANCEBERNSTEIN GROWTH FUND

that has a substantially similar investment style as the Fund. 7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Effective Fund Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Growth Fund	AllianceBernstein U.S. Growth Stock Fund A, B- Hedged/ Unhedged	0.75%

	AllianceBernstein U.S. Growth Stock Fund F/ FVA/FB8	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	This ITM Fund is privately placed or institutional.

ALLIANCEBERNSTEIN GROWTH FUND •	41

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Growth Fund	0.750	0.779	5/14

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.12 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

42	• ALLIANCEBERNSTEIN GROWTH FUND

This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Fund	1.362	1.245	11/14	1.233	94/128

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GROWTH FUND •	43

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $11,504, $5,328,708 and $108,208 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,228,241 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $119,675 under the offset agreement between the Fund and ABIS.

44	• ALLIANCEBERNSTEIN GROWTH FUND

from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GROWTH FUND •	45

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-37.63	-37.91	-36.88	6/14	83/147
3 year	-16.54	-13.28	-12.30	12/13	119/129
5 year	-6.03	-5.30	-5.09	10/12	82/117
10 year	-5.71	-2.59	-4.01	5/7	57/73

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Fund, Inc.	-37.63	-16.54	-6.03	-5.71	6.98	19.34	-0.37	10
Russell 1000 Growth Index[24], [25]	-36.44	-11.11	-4.76	-5.29	6.67	18.75	-0.37	10
Russell 3000 Growth Index[25]	-36.51	-11.38	-4.75	-5.04	6.54	N/A	N/A	N/A
Inception Date: September 4, 1990

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
24	Prior to November 3, 2008, the Fund’s benchmark was Russell 3000 Growth Index.

25	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009. The inception date of the Fund’s benchmark is the nearest month e nd after the Fund’s inception date.

46	• ALLIANCEBERNSTEIN GROWTH FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

ALLIANCEBERNSTEIN GROWTH FUND •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

48	• ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0152-0110

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: March 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: March 26, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 26, 2010